UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report: July 1, 2015

Date of earliest event reported: June 25, 2015

Green Plains Partners LP

(Exact name of registrant as specified in its charter)

Delaware	1-37469	47-3822258
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

450 Regency Parkway, Suite 400

Omaha, Nebraska

(Address of principal executive offices)

68114

(Zip code)

(402) 884-8700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Underwriting Agreement

On June 25, 2015, Green Plains Partners LP (the “Partnership”) entered into an Underwriting Agreement (the “Underwriting Agreement”), by and among the Partnership, Green Plains Holdings LLC (the “General Partner”), Green Plains Inc. (“GPRE” and, together with the Partnership and the General Partner, the “Green Plains Parties”) and Barclays Capital Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein (the “Underwriters”), providing for the offer and sale by the Partnership (the “Offering”), and the purchase by the Underwriters, of 10,000,000 common units (the “Firm Units”) representing limited partner interests in the Partnership (“Common Units”) at a price to the public of $15.00 per Common Unit ($14.08125 per Common Unit, net of underwriting discount). Pursuant to the Underwriting Agreement, the Partnership also granted the Underwriters an option for a period of 30 days (the “Option”) to purchase up to an additional 1,500,000 Common Units (the “Option Units,” and together with the Firm Units, the “Offered Units”) on the same terms, which was exercised in full on June 29, 2015.

The material terms of the Offering are described in the prospectus, dated June 25, 2015 (the “Prospectus”), filed by the Partnership with the United States Securities and Exchange Commission (the “Commission”) on June 29, 2015 pursuant to Rule 424(b)(4) under the Securities Act of 1933, as amended (the “Securities Act”). The Offering is registered with the Commission pursuant to a Registration Statement on Form S-1, as amended (File No. 333-204279), initially filed by the Partnership with the Commission on May 18, 2015.

The Underwriting Agreement contains customary representations, warranties and agreements of the parties, and customary conditions to closing, obligations of the parties and termination provisions. The Green Plains Parties have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, and to contribute to payments the Underwriters may be required to make in respect of those liabilities.

The Offering closed on July 1, 2015. The Partnership received net proceeds of approximately $157.9 million from the Offering of the Offered Units, after deducting the underwriting discount, structuring fees and offering expenses. As described in the Prospectus, the Partnership will use the net proceeds (i) to make a distribution to GPRE, (ii) to pay origination fees under the Partnership’s new revolving credit facility and (iii) for general partnership purposes.

As more fully described under the caption “Underwriting” in the Prospectus, certain of the Underwriters and their affiliates have provided, and may in the future provide, various investment banking, commercial banking, financial advisory and other financial services to the Partnership and its affiliates for which they have received, and may in the future receive, customary fees and reimbursement of expenses.

The foregoing description of the Underwriting Agreement is not complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K, which is incorporated into this Item 1.01 by reference.

Green Plains Partners LP 2015 Long-Term Incentive Plan

In connection with the Offering, the board of directors of the General Partner (the “Board”) adopted the Green Plains Partners LP 2015 Long-Term Incentive Plan (the “Plan”) for employees, consultants and directors of the Partnership, the General Partner and their respective affiliates. The Plan provides for the grant of incentive compensation awards denominated in or based on Common Units of the Partnership. The Partnership reserved 2,500,000 Common Units for issuance pursuant to and in accordance with the Plan, subject to certain adjustments. The Plan will be administered by the Board or a committee thereof. The Partnership will be responsible for the cost of awards granted under the Plan.

The foregoing description of the Plan is qualified in its entirety by reference to the full text of the Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and which, together with the description of the Plan contained in the section entitled “Management—Our Long-Term Incentive Plan” of the Prospectus, is incorporated into this Item 1.01 by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Long-Term Incentive Plan

The description of the Plan provided above under Item 1.01 is incorporated into this Item 5.02 by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

First Amended and Restated Agreement of Limited Partnership of the Partnership

On July 1, 2015, in connection with the closing of the Offering, the General Partner and GPRE amended and restated the Agreement of Limited Partnership of the Partnership (as amended and restated, the “Partnership Agreement”).

The foregoing description of the Partnership Agreement is qualified in its entirety by reference to the full text of the Partnership Agreement, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and which, together with the description of the Partnership Agreement contained in the section entitled “Our Partnership Agreement” of the Prospectus, is incorporated into this Item 5.03 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

1.1	Underwriting Agreement, dated June 25, 2015, by and among Green Plains Inc., Green Plains Holdings LLC and Green Plains Partners LP, and Barclays Capital Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein.

3.1	First Amended and Restated Agreement of Limited Partnership of Green Plains Partners LP, dated as of July 1, 2015, between Green Plains Holdings LLC and Green Plains Inc.

10.1*	Green Plains Partners LP 2015 Long-Term Incentive Plan.

*	Compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Green Plains Partners LP

By: Green Plains Holdings LLC,
its General Partner

Date: July 1, 2015	By:	/s/ Michelle S. Mapes
Michelle S. Mapes
Executive Vice President—General Counsel and Corporate Secretary

Exhibit Index

Exhibit	Description

1.1	Underwriting Agreement, dated June 25, 2015, by and among Green Plains Inc., Green Plains Holdings LLC and Green Plains Partners LP, and Barclays Capital Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein.

3.1	First Amended and Restated Agreement of Limited Partnership of Green Plains Partners LP, dated as of July 1, 2015, between Green Plains Holdings LLC and Green Plains Inc.

10.1*	Green Plains Partners LP 2015 Long-Term Incentive Plan.

*	Compensatory plan or arrangement.